Exhibit 10 (r)
                    SECOND AMENDMENT TO CONSULTING AGREEMENT

               This second amendment to consulting agreement is entered into this 31st day of October, 2002 by and between David H. Taylor (the "Consultant") and Guilford Mills, Inc., a Delaware Corporation (the "Company").


                                   Witnesseth:
                                   -----------

               WHEREAS, the Company and the Consultant desire to amend the Consulting Agreement which they entered into as of March 12, 2002 and amended as of August 30, 2002 (the "Consulting Agreement"), upon the terms and conditions below.

               NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

               1. The first sentence of Section 1(a) of the Consulting Agreement is hereby deleted in its entirety and the following sentence is substituted in its place:

                     The Company hereby retains the Consultant and the Consultant hereby accepts retention by the Company, as a consultant on the terms and subject to the conditions set forth herein, for the period which commenced as of February 14, 2002 and which will end on December 31, 2002, unless terminated earlier as provided herein (the "Consulting Period").

               2. It is acknowledged and agreed that the Consultant shall remain entitled to the second installment of his retention bonus, subject to the terms and conditions of the August 8, 2002 retention bonus letter agreement between the Consultant and the Company, notwithstanding that the company may make payment of the second installment of such retention bonus amounts to participants in the retention bonus program after the end of the Consulting Period.

               3. Except as otherwise expressly set forth herein, the Consulting Agreement remains unmodified and in full force and effect.

           In witness whereof, the parties hereto have executed this Second Amendment as of the date first above written.

                                             GUILFORD MILLS, INC.

                                             By:    /s/ Robert A. Emken, Jr.
                                                    ----------------------------
                                             Name:  Robert A. Emken, Jr.
                                                    ----------------------------
                                             Title: General Counsel
                                                    ----------------------------


                                             /s/ David H. Taylor
                                             -----------------------------------
                                             David H. Taylor